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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 26, 1999


                       SENSORMATIC ELECTRONICS CORPORATION
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             (Exact name of Registrant as specified in its charter)


                 DELAWARE                                       1-10739
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(State or other jurisdiction of incorporation)         (Commission File Number)


      951 YAMATO ROAD, BOCA RATON, FLORIDA                     33431-0700
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      (Address of principal executive offices)                 (Zip Code)


                                 (561) 989-7000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Item 4.           CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANTS

         (a) Previous Independent Accountants

                  (i) Sensormatic Electronics Corporation (the "Company") advised representatives of Ernst & Young LLP ("Ernst & Young") that their firm would no longer be engaged as the independent accountants to audit the Company's financial statements for the fiscal year ending June 30, 1999 and terminated the relationship effective February 26, 1999.

                  (ii) Ernst & Young's reports on the financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change the accountants was recommended by the Company's management and approved by the Audit Committee of the Board of Directors and the Board of Directors of the Company.

                  (iv) In connection with its audits for the two most recent fiscal years ended June 30, 1998 and during the subsequent interim periods, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

                  (v) During the Company's two most recent fiscal years, and during the subsequent interim periods, no "reportable events" (as described in Item 304 (a) (1) (v) of Regulation S-K) have occurred.

                  (vi) A letter from Ernst & Young addressed to the Securities and Exchange Commission ("SEC") stating that Ernst & Young agrees with the statements made by the Company above in response to Item 304 of Regulation S-K is included as an Exhibit to this Form 8-K.

         (b) New Independent Accountants

                  (i) The Company engaged PricewaterhouseCoopers as its new independent accountants effective February 26, 1999. During the two most recent fiscal years and through February 26, 1999, the Company has not consulted with PricewaterhouseCoopers concerning the Company's financial statements, including the application of accounting principles to a specified transaction (proposed or completed) or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                      SENSORMATIC ELECTRONICS CORPORATION
                                  (Registrant)



Date: March 2, 1999                   By: /s/ Garrett E. Pierce
                                          -----------------------------------
                                          Garrett E. Pierce
                                          Senior Vice President, Chief
                                          Administrative Officer and
                                          Chief Financial Officer
                                          (Principal Financial Officer)







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  EXHIBIT NO.     DESCRIPTION

      16 Letter dated March 2, 1999 from Ernst and Young LLP related to the change in certifying accountants


















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